UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1: Report to Shareholders

Mid-Cap Value Fund	June 30, 2008

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Equity prices moved lower over the past six months amid stress in the financial system, increasing inflation concerns, and a continued steep decline in the housing sector. Investments outside the energy and materials sectors suffered as investors worried that record-high commodity prices and slowing growth would result in a squeeze on profits. In this environment, the Mid-Cap Value Fund experienced a loss that was roughly in line with its value benchmarks.

Your fund returned -8.10% for the six months ended June 30, 2008. As shown in the table, the portfolio lagged the Lipper Mid-Cap Value Funds Index while outperforming the Russell Midcap Value Index. Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures. (You may note that Lipper has recently reclassified our fund as “value” instead of “core,” a change we welcome as we view our style as more in line with the value index.)

HIGHLIGHTS

• Equity prices suffered over the past six months as investors worried about the housing slump, a rise in inflation, and turmoil in the financial system.

• The fund performed in line with its benchmarks and remained favorably ranked relative to its peers over longer time periods.

• The fund’s biggest detractors were in the consumer discretionary and financials sectors, but pockets of strength existed even in areas hardest hit by rising energy and falling home prices.

• Market volatility highlights the importance of good stock picking, and we are maintaining our focus on companies with prudent business practices.

The fund’s long-term performance remains favorable, as recognized by Morningstar’s overall four-star rating, as well as its rank among competitive funds as tracked by Lipper over longer time periods. (The Mid-Cap Value Fund received an Overall Morningstar RatingTM of four stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. The fund was rated among 318, 318, 225, and 69 mid-cap value funds for the overall rating and the 3-, 5-, and 10- year periods ended June 30, 2008. Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 156 out of 343, 68 out of 270, 68 out of 209, and 13 out of 65 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2008, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 4 stars for the 3-, 5-, and 10-year periods as of June 30, 2008.

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

MARKET ENVIRONMENT

Belying hopes that it was nearing an end, the housing slump deepened over the past six months, with home prices and rates of new construction continuing to fall sharply. While housing slumps often accompany (if not provoke) general economic slowdowns, the scale of this one appeared almost unprecedented. Particularly worrisome was the precipitous decline in home prices in some markets following the boom in mortgage lending earlier in the decade. Foreclosures increased at a rapid rate as many homeowners found themselves owing more than their homes were worth.

Housing problems took a large toll on the financial system, due in part to the financial innovations of the past several years. Problems in mortgage-backed securities, which had first surfaced last summer, reappeared and became more widespread this spring. Hedge funds, banks, and other investors struggled to account for the losses they had suffered on mortgage-related holdings. Problems then spread to unrelated issues as Wall Street firms became reluctant to lend to one another or take new assets onto their books.

In an effort to stem the damage, the Fed took an active—and, in many ways, unprecedented—role in seeking to restore confidence to the credit markets and stimulate the economy. Policymakers reduced interest rates by 225 basis points (2.25%) in the first part of the year, an aggressive response in comparison to past periods of monetary easing. The central bank also extended credit to primary dealers in Treasury securities and, in a later development, began accepting high-quality mortgage-backed securities as collateral—highly unusual moves that appeared to indicate the Fed’s dire concerns about credit conditions. Finally, the Fed used its own funds to back the takeover of Bear Stearns, one of Wall Street’s largest firms, to avert an almost certain bankruptcy.

By the end of March, the Fed’s efforts appeared to have averted a cascading liquidity crisis on Wall Street. Investors celebrated by bidding stocks higher in April and May, but uncertainty returned with a vengeance as investors worried about rising inflation pressures. The rise in oil prices seemed almost unstoppable, with prices climbing above $140 per barrel on the futures market in June. Food prices also increased substantially, and fears grew that the record of constrained inflation that the Fed had maintained for two decades would be at risk. Federal Reserve officials appeared to be paying more attention to inflation in their public statements, and investors began to expect that the Fed would need to raise interest rates later this year even if the economy remains weak.

The bleak economic backdrop provided few bright spots for investors. Energy shares did well in response to the rise in oil prices. Financials fared the worst among all sectors as investors attempted to sort out the damage caused by the housing crisis. Consumer discretionary shares also fared particularly poorly as Americans left money at the gas pump that they might otherwise have spent at the mall or restaurant. Mid-caps outperformed small- and large-caps, but value shares lagged growth stocks by some margin, due in part to the heavy representation of financial shares in the value indices.

PORTFOLIO AND STRATEGY REVIEW

Not surprisingly, many of the fund’s best performers in the first half were in the energy sector, as oil prices rose to record highs. Cimarex Energy benefited from good exploration results, better-than-expected volumes, and higher price realizations for its oil and gas production. Oil service company BJ Services responded to an increase in North American natural gas prices and expected improvement in its pressure pumping operations, as producers seek ways to improve output from existing wells. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We have written in previous letters about our preference for well-established companies that favor a conservative approach over aggressiveness, healthy balance sheets to financial leverage, and a long-term orientation over short-term results. Murphy Oil, an oil and gas producer and refiner that fell out of favor several years ago after a string of exploration disappointments and concerns about its refining operations in Louisiana, fits this description. Despite these setbacks, Murphy quietly and steadily invested in its future—as it has through thick and thin years—while at the same time maintaining a strong financial position. This conservative approach paid off significantly in the first half as its production growth exceeded that of most peers and robust energy prices aided its profitability.

Another vintage holding of the portfolio that performed well in the first half was TECO Energy, which we have owned for almost six years. In the wake of an ill-timed foray into merchant power generation at the turn of the decade, TECO has divested non-core assets and businesses, repaired its balance sheet, and invested in its core Florida-regulated electric and gas utilities. Importantly, it has maintained an interest in a metallurgical coal mining operation, which is now reaping the benefits of large price increases for coal as a result of growth in the global industrial economy.

For its part, the merchant power generating (independent power production) industry was generally helped by rising energy prices during the first half. Our holdings in the industry, such as Mirant and Dynegy, rose as constrained generating capacity and continued demand growth improved the outlook for electricity markets. Not all of our utility holdings fared as well as these, however. Electric utility Pinnacle West, for example, struggled in the face of an adverse regulatory environment in its home state of Arizona, which has made it difficult for the company to earn adequate returns on its invested capital.

Our consumer holdings delivered mixed results in the period. Times were generally tough for retailers, as strapped consumers reduced spending on discretionary items. Despite initiatives aimed at reducing costs, repositioning their brands, and optimizing their balance sheets, apparel retailer Gap Stores and department store retailer Dillard’s saw declines in store traffic, which offset their best efforts. Meredith, the well-established publisher of titles such as Better Homes and Gardens and Family Circle, was hit by a decline in advertising expenditures, which hurt its earnings outlook. Even bottler Coca-Cola Enterprises was not immune to economic forces, as consumers cut back on purchases of soft drinks and other beverages.

Nonetheless, some of our consumer-centric companies bucked the trend in the first half. Most notable was Southwest Airlines, a fund holding for several years. By offering a differentiated service, emphasizing good employee relations, focusing on low costs, and maintaining a healthy balance sheet, Southwest has built a formidable advantage in the airline industry and is beginning to take market share at an accelerated pace from its weaker peers during these tough times for its industry. Here is another company that is proving its mettle by focusing on the long term, strong finances, and a steady hand at the wheel.

Despite the well-known difficulties faced by financial companies in the first half, some of the fund’s better performers were found in the sector. The value of conservative management and balance sheet strength was again in evidence among the shares of lenders such as California’s Westamerica Bancorporation and upstate New York’s First Niagara Financial. These organizations’ stringent lending standards and emphasis on maintaining a strong capital position were criticized by some during the heady days of the housing bubble. Now, however, as competitors write off bad loans and withdraw from lending, they are well positioned to extend credit on favorable terms and take share in their respective markets.

OUTLOOK

Volatile markets such as these are humbling for investors, including ourselves. Though we have lived and invested through business cycles, we still remark at how quickly a turn in conditions rewards strong, well-managed companies and exposes their weaker peers. Our best work shines, and our mistakes are laid bare. The stock market’s recent volatility reinforces our view that a disciplined approach, a focus on good businesses and financial strength, and a long-term orientation inevitably lead to better returns over time. We will continue looking for attractively valued companies that share these principles in managing their own businesses, and we thank you for the opportunity to serve you.

Respectfully submitted,

David J. Wallack
Chairman of the fund’s Investment Advisory Committee

July 14, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 400 MidCap Index: Unmanaged index that tracks the stocks of 400 mid-size U.S. companies.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: Unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell Midcap Growth Index: Unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: Unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 22.46	$ 25.42	$ 23.38	$ 22.99	$ 20.34	$ 15.00
Investment activities						
Net investment income	0.08	0.55	0.25	0.17	0.10	0.13
Net realized and unrealized gain (loss)	(1.90)	(0.43)	4.48	1.62	4.05	5.70
Total from investment activities	(1.82)	0.12	4.73	1.79	4.15	5.83
Distributions						
Net investment income	–	(0.57)	(0.25)	(0.16)	(0.10)	(0.13)
Net realized gain	–	(2.51)	(2.44)	(1.24)	(1.40)	(0.36)
Total distributions	–	(3.08)	(2.69)	(1.40)	(1.50)	(0.49)
NET ASSET VALUE						
End of period	**$ 20.64**	**$ 22.46**	**$ 25.42**	**$ 23.38**	**$ 22.99**	**$ 20.34**

Ratios/Supplemental Data

Total return^	**(8.10)%**	**0.60%**	**20.24%**	**7.73%**	**20.56%**	**39.00%**
Ratio of total expenses to average net assets	0.81%+	0.79%	0.80%	0.82%	0.84%	0.91%
Ratio of net investment income to average net assets	0.73%+	2.06%	1.01%	0.72%	0.63%	0.91%
Portfolio turnover rate	64.1%+	73.4%	62.4%	45.8%	50.0%	50.4%
Net assets, end of period (in millions)	$ 5,895	$ 6,548	$ 6,532	$ 5,399	$ 4,571	$ 1,879

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 22.36	$ 25.29	$ 23.28	$ 22.91	$ 20.31	$ 14.99
Investment activities						
Net investment income	0.05	0.48	0.19	0.11	0.12	0.13
Net realized and unrealized gain (loss)	(1.89)	(0.41)	4.46	1.61	3.96	5.68
Total from investment activities	(1.84)	0.07	4.65	1.72	4.08	5.81
Distributions						
Net investment income	–	(0.49)	(0.20)	(0.11)	(0.08)	(0.13)
Net realized gain	–	(2.51)	(2.44)	(1.24)	(1.40)	(0.36)
Total distributions	–	(3.00)	(2.64)	(1.35)	(1.48)	(0.49)
NET ASSET VALUE						
End of period	**$ 20.52**	**$ 22.36**	**$ 25.29**	**$ 23.28**	**$ 22.91**	**$ 20.31**

Ratios/Supplemental Data

Total return^	**(8.23)%**	**0.40%**	**19.98%**	**7.45%**	**20.24%**	**38.89%**
Ratio of total expenses to average net assets	1.04%+	1.03%	1.03%	1.06%	1.06%	1.08%
Ratio of net investment income to average net assets	0.50%+	1.81%	0.78%	0.48%	0.42%	0.64%
Portfolio turnover rate	64.1%+	73.4%	62.4%	45.8%	50.0%	50.4%
Net assets, end of period (in thousands)	$ 484,123	$ 541,613	$ 538,804	$ 408,873	$ 310,755	$ 67,383

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights — For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/08‡	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE						
Beginning of period	$ 22.17	$ 25.10	$ 23.14	$ 22.78	$ 20.23	$ 15.00
Investment activities						
Net investment income	0.03	0.42	0.13	0.06	0.10	0.11
Net realized and unrealized gain (loss)	(1.87)	(0.42)	4.42	1.60	3.91	5.61
Total from investment activities	(1.84)	–	4.55	1.66	4.01	5.72
Distributions						
Net investment income	–	(0.42)	(0.15)	(0.06)	(0.06)	(0.13)
Net realized gain	–	(2.51)	(2.44)	(1.24)	(1.40)	(0.36)
Total distributions	–	(2.93)	(2.59)	(1.30)	(1.46)	(0.49)
NET ASSET VALUE						
End of period	**$ 20.33**	**$ 22.17**	**$ 25.10**	**$ 23.14**	**$ 22.78**	**$ 20.23**
Ratios/Supplemental Data						
Total return^	(8.30)%	0.12%	19.67%	7.24%	19.97%	38.26%
Ratio of total expenses to average net assets	1.27%+	1.27%	1.27%	1.29%	1.32%	1.38%
Ratio of net investment income to average net assets	0.27%+	1.60%	0.54%	0.25%	0.18%	0.36%
Portfolio turnover rate	64.1%+	73.4%	62.4%	45.8%	50.0%	50.4%
Net assets, end of period (in thousands)	$ 316,404	$ 374,714	$ 406,678	$ 299,320	$ 189,350	$ 19,195

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 86.2%		
CONSUMER DISCRETIONARY 13.6%		
Auto Components 0.6%		
TRW (1)	2,228,601	41,162
		41,162
Diversified Consumer Services 1.5%		
Apollo Group, Class A (1)	205,000	9,073
Career Education (1)	2,713,522	39,645
Weight Watchers	1,370,685	48,810
		97,528
Hotels, Restaurants & Leisure 0.2%		
Starbucks (1)	700,000	11,018
		11,018
Household Durables 0.1%		
Newell Rubbermaid	315,000	5,289
		5,289
Internet & Catalog Retail 0.4%		
Expedia (1)	1,400,000	25,732
		25,732
Leisure Equipment & Products 1.4%		
Brunswick	1,765,200	18,711
Eastman Kodak	250,000	3,608
Mattel	4,279,000	73,256
		95,575
Media 6.4%		
Cablevision, Class A (1)	200,000	4,520
Cox Radio, Class A (1)	899,000	10,608
Discovery Holding, Series A (1)	934,536	20,522
DISH Network (1)	1,705,500	49,937
EW Scripps (1)	3,183,900	9,775

Lamar Advertising (1)	183,800	6,622
Meredith	2,715,775	76,829
New York Times, Class A	279,800	4,306
Scholastic (1)	2,421,900	69,412
Scripps Networks Interactive (1)	3,300,000	126,555
Time Warner Cable, Class A (1)	1,700,000	45,016
XM Satellite Radio Holdings, Class A (1)	383,100	3,004
		427,106
Multiline Retail 1.0%		
Dillards, Class A	3,300,000	38,181
Family Dollar Stores	1,623,900	32,381
		70,562
Specialty Retail 2.0%		
Bed Bath & Beyond (1)	895,000	25,150
GAP	5,237,100	87,302
TJX	700,000	22,029
		134,481
Total Consumer Discretionary		908,453
CONSUMER STAPLES 6.9%		
Beverages 1.4%		
Brown-Forman, Class B	325,000	24,560
Coca-Cola Enterprises	3,925,000	67,903
		92,463
Food & Staples Retailing 1.1%		
Sysco	2,775,000	76,340
		76,340
Food Products 3.0%		
ConAgra	1,504,000	28,997
Hershey Foods	2,720,500	89,178

Pharmaceuticals 1.2%		
Sepracor (1)	2,350,000	46,812
Valeant Pharmaceuticals (1)	1,926,795	32,968
		79,780
Total Health Care		556,066
INDUSTRIALS & BUSINESS SERVICES 3.8%		
Aerospace & Defense 0.2%		
Raytheon	198,000	11,143
		11,143
Airlines 2.1%		
Southwest Airlines	10,798,000	140,806
		140,806
Commercial Services & Supplies 1.3%		
Allied Waste Industries (1)	2,376,764	29,995
Cintas	1,039,400	27,554
Equifax	838,000	28,174
Manpower	50,000	2,912
		88,635
Machinery 0.2%		
Dover	250,000	12,093
		12,093
Total Industrials & Business Services		252,677
INFORMATION TECHNOLOGY 9.8%		
Communications Equipment 1.2%		
Alcatel-Lucent, ADR (1)	3,950,000	23,858
Motorola	7,500,000	55,050
		78,908

Computers & Peripherals 0.4%		
Seagate Technology	1,354,512	25,912
		25,912
Electronic Equipment & Instruments 3.2%		
AVX	4,880,100	55,194
Molex, Class A	3,400,200	77,899
Tyco Electronics	2,225,000	79,699
		212,792
IT Services 1.5%		
Automatic Data Processing	1,250,000	52,375
Total System Services	2,256,243	50,134
		102,509
Semiconductor & Semiconductor Equipment 2.8%		
ASML Holding, ADR	267,800	6,534
Fairchild Semiconductor, Class A (1)	4,900,000	57,477
Novellus Systems (1)	3,863,590	81,869
Teradyne (1)	3,166,200	35,050
Xilinx	244,000	6,161
		187,091
Software 0.7%		
Cadence Design Systems (1)	768,085	7,758
Electronic Arts (1)	875,000	38,876
		46,634
Total Information Technology		653,846
MATERIALS 4.0%		
Chemicals 1.0%		
Nalco Holding	3,140,900	66,430
		66,430

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $201,000 for the six months ended June 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,076,724,000 and $2,185,417,000, respectively, for the six months ended June 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2008.

At June 30, 2008, the cost of investments for federal income tax purposes was $7,080,500,000. Net unrealized loss aggregated $301,373,000 at period-end, of which $575,575,000 related to appreciated investments and $876,948,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2008, expenses incurred pursuant to these service agreements were $69,000 for Price Associates, $1,217,000 for T. Rowe Price Services, Inc., and $664,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2008, the fund was charged $212,000 for shareholder servicing costs related to the college savings plans, of which $180,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2008, the fund was allocated $141,000 of Spectrum Funds’ expenses and $1,045,000 of Retirement Funds’ expenses. Of these amounts, $897,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2008, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 16% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 169,796 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (for all three classes) was generally at or below the median for comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds, that the fund’s expense ratio for the Advisor Class was below the median for comparable funds, and that the fund’s expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2008